Executed Version

FIFTH AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of February 23, 2016
AMONG
OASIS PETROLEUM NORTH AMERICA LLC,
AS BORROWER,
THE GUARANTORS PARTY HERETO,

WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”) dated as of February 23, 2016, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S
A.    Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 5, 2013, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 3, 2013, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2014, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of April 13, 2015 and that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 13, 2015 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein including providing for a reduction of the Aggregate Elected Commitment Amounts to $1,150,000,000 effective as of the Fifth Amendment Effective Date (as defined below).
C.    The Lenders desire to provide for the April 1, 2016 Scheduled Redetermination, pursuant to which the Borrowing Base will be reduced to $1,150,000,000 effective as of the Fifth Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fifth Amendment. Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02.
(a)     The following definition is hereby amended and restated as follows:

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“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment and as the same may be further amended or supplemented from time to time.
(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Fifth Amendment” means that certain Fifth Amendment to Second Amended and Restated Credit Agreement, dated as of February 23, 2016, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
“Specified Redemption Test” means, at the time of determination, with respect to any event in connection with which such determination is made, each of the following conditions is satisfied: (a) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result from such event, (b) the amount of the undrawn Commitments after giving effect to such event shall represent at least 50% of the aggregate Commitments at such time and (c) the Borrower is able to satisfy each of the conditions contained in Section 6.02 at the time of determination.
2.2    Amendment to Section 2.06(c). Section 2.06(c) is hereby amended by adding the following as the new Section 2.06(c)(viii) and the new Section 2.06(c)(ix) at the end thereof:
(viii)     Upon any redetermination or other adjustment in the Borrowing Base pursuant to this Agreement that would otherwise result in the Borrowing Base becoming less than the Aggregate Elected Commitment Amounts, the Aggregate Elected Commitment Amounts shall be automatically reduced (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) so that they equal such redetermined Borrowing Base (and Annex I shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amounts).
(ix)    Contemporaneously with any increase in the Borrowing Base pursuant to this Agreement, if (A) the Borrower elects to increase the Aggregate Elected Commitment Amount and (B) each Lender has consented to such increase in its Elected Commitment, then the Aggregate Elected Commitment Amount shall be increased (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) by the amount requested by the Borrower (subject to the limitations set forth in Section 2.06(c)(ii)(A)) without the requirement that any Lender deliver an Elected Commitment Increase Certificate, and Annex I shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amount. The Administrative Agent shall record the information regarding such increases in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv).

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2.3    Amendment to Section 2.08(j). Section 2.08(j) of the Credit Agreement is hereby amended by inserting “or Section 3.04(e)” after each reference to “Section 3.04(c)”.
2.4    Amendment to Section 3.04. Section 3.04 is hereby amended by adding the following as the new Section 3.04(e) at the end thereof:
(e)     Excess Cash Balances. If at any time while there are any Borrowings outstanding, the Borrower or any other Credit Party have any cash or cash equivalents (other than cash collateral) in excess of $50,000,000 in the aggregate at any time (other than (i) any cash set aside to pay royalty obligations of the Credit Parties then due and owing to unaffiliated third parties and for which the Credit Parties have issued checks or have initiated wires or ACH transfers (or will issue checks or initiate wires or ACH transfers within one Business Day) in order to pay, (ii) any cash set aside to pay in the ordinary course of business amounts (other than royalty obligations) of the Credit Parties then due and owing to unaffiliated third parties and for which the Credit Parties have issued checks or have initiated wires or ACH transfers in order to pay and (iii) any cash of the Credit Parties constituting purchase price deposits held in escrow by an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits) (the “Excess Cash”), then the Borrower shall prepay the Borrowings in an amount equal to the Excess Cash; provided that to the extent that any Excess Cash results from the receipt of the proceeds of any sale or disposition of Property, then the Borrower shall not be required to prepay such Excess Cash until the fifth Business Day following the receipt of such proceeds. Each prepayment of Borrowings pursuant to this Section 3.04(e) shall be applied as directed by the Borrower, provided that if the Borrower does not provide instructions for the application of such prepayment, such prepayment shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto. Each prepayment of Borrowings pursuant to this Section 3.04(e) shall be applied ratably to the Loans included in the prepaid Borrowings. Prepayments pursuant to this Section 3.04(e) shall be accompanied by accrued interest to the extent required by Section 3.02.
2.5    Amendments to Section 6.02.
(a)    Section 6.02 of the Credit Agreement is hereby amended by inserting the following as the new clause (f) at the end thereof:

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(f)     At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Borrower together with the other Credit Parties shall not have any cash or cash equivalents (other than cash collateral) in excess of $50,000,000 in the aggregate (other than (i) any cash set aside to pay royalty obligations of the Credit Parties then due and owing to unaffiliated third parties and for which the Credit Parties have issued checks or have initiated wires or ACH transfers (or will issue checks or initiate wires or ACH transfers within 24 hours of such time) in order to pay, (ii) any cash set aside to pay in the ordinary course of business amounts (other than royalty obligations) of the Credit Parties then due and owing to unaffiliated third parties and for which the Credit Parties have issued checks or have initiated wires or ACH transfers in order to pay and (iii) any cash of the Credit Parties constituting purchase price deposits held in escrow by an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits).
(b)    Section 6.02 of the Credit Agreement is further amended by inserting “and Section 6.02(f)” at the end of the final paragraph of such section.
2.6    Amendment to Section 8.14(a). Section 8.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    In connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)(iv)) to ascertain whether the Mortgaged Properties represent at least 90% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 90% of such total value, then the Borrower shall, and shall cause the Subsidiaries to, grant, within thirty (30) days of delivery of the certificate required under Section 8.12(c), to the Administrative Agent as security for the Indebtedness a first-priority Lien interest (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties of the Credit Parties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 90% of such total value; provided that notwithstanding the foregoing, until the date that is thirty (30) days following the Fifth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Mortgaged Properties shall only need to represent 80% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably

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satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Subsidiary places a Lien on its Oil and Gas Properties and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b).
2.7    Amendment to Section 9.04(b). Section 9.04(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(b)    Repayment of Senior Notes; Amendment to Terms of Senior Notes. The Parent, OP LLC and the Borrower will not, and will not permit any of their respective Subsidiaries to, prior to the date that is ninety-one (91) days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Senior Notes; provided that (A) the Parent may prepay the Senior Notes in one or more transactions in an aggregate amount not to exceed the net cash proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Parent to the extent that (x) such prepayment is consummated within 180 days of the consummation of such sale of Equity Interest and (y) after giving pro forma effect to such prepayment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing, and (B) the Parent may Redeem the Senior Notes in one more transactions to the extent that (x) the Specified Redemption Test is satisfied at the time of such Redemption, (y) the amount paid in respect of any Senior Note does not exceed 60% of the stated principal amount of such Senior Note and (z) the aggregate cash consideration paid by the Parent in respect of all Redemptions of Senior Notes pursuant to this Section 9.04(b)(i)(B) shall not exceed $175,000,000, or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Notes or the Senior Notes Indenture if (A) the effect thereof would be to shorten its maturity or average life or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon or (B) such action requires the payment of a consent fee (howsoever described), provided that the foregoing shall not prohibit the execution of supplemental indentures associated with the incurrence of additional Senior Notes to the extent permitted by Section 9.02(j) or the execution of supplemental indentures to add guarantors if required by the terms of any Senior Notes Indenture provided such Person complies with Section 8.14(b) or (C) with respect to Senior Notes that are subordinated to the Indebtedness or any other Debt, designate any Debt (other than obligations of the Borrower and the Subsidiaries pursuant to the Loan Documents) as “Specified Senior Indebtedness” or “Specified Guarantor Senior Indebtedness” or give any such other Debt any other similar designation for the purposes of any Indenture related to Senior Notes that are subordinated to the Indebtedness or any other Debt.

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2.8    Replacement of Annex I. Annex I to the Credit Agreement is hereby amended and restated in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.
2.9    Amendment to Exhibit B. Exhibit B to the Credit Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.
Section 3.    Borrowing Base Redetermination and Reduction in Aggregate Elected Commitment Amounts. Pursuant to Section 2.07 of the Credit Agreement, the Administrative Agent and the Lenders agree that for the period from and including the Fifth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $1,150,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.7(e), Section 8.13(c) or Section 9.12(d). For the avoidance of doubt, the redetermination herein shall constitute the April 1, 2016 Scheduled Redetermination and the next Scheduled Redetermination shall be the October 1, 2016 Scheduled Redetermination. Furthermore, the parties hereto agree that the Aggregate Elected Commitment Amounts shall be reduced to $1,150,000,000.00, effective as of the Fifth Amendment Effective Date, and the Borrower and the Lenders agree and acknowledge that the Elected Commitment of each Lender shall be as more particularly set forth on Annex I attached hereto.
Section 4.    Conditions Precedent. This Fifth Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Fifth Amendment Effective Date”):
4.1    The Administrative Agent shall have received from the Borrower, each Guarantor and the Required Lenders counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Person.
4.2    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including those fees and other amounts payable pursuant to the Fee Letter dated as of February 23, 2016.
4.3    No Default shall have occurred and be continuing as of the date hereof after giving effect to the terms of this Fifth Amendment.
4.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Post-Closing Covenant. On or prior to the date that is thirty (30) days following the Fifth Amendment Effective Date (or such later date as the Administrative Agent may agree in

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its sole discretion), the Borrower and each Guarantor shall deliver to the Administrative Agent such title information and additional duly executed mortgages and/or mortgage supplements as may be necessary to comply with the requirements of Section 8.14(a) of the Credit Agreement as modified by this Fifth Amendment.
Section 6.    Miscellaneous.
6.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
6.2    No Waiver.    Neither the execution by the Administrative Agent or the Lenders of this Fifth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Fifth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Fifth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
6.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

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6.4    Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
6.5    No Oral Agreement. This Fifth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
6.6    GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.8    Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.10    Loan Document. This Fifth Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

By: /s/ Michael Lou
	Name:	Michael Lou
	Title:	Executive Vice President and Chief
Financial Officer

GUARANTORS:	OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC

By: /s/ Michael Lou
	Name:	Michael Lou
	Title:	Executive Vice President and Chief
Financial Officer

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,
ISSUING BANK AND LENDER:	WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank and as a
Lender

By: /s/ Edward Pak
Name: Edward Pak
Title: Director

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:	CITIBANK, N.A., as a Lender

By: /s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Anson Williams
Name: Anson Williams
Title: Authorized Signatory

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By: /s/ Evans Swann Jr.
Name: Evans Swann Jr.
Title: Authorized Signatory

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Kristin N. Oswald
Name: Kristin N. Oswald
Title: Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMPASS BANK,
as a Lender

By: /s/ Kathleen J. Bowen
Name: Kathleen J. Bowen
Title: Managing Director

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By: /s/ William M. Reid
Name: William M. Reid
Title: Authorized Signatory

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By: /s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ING CAPITAL LLC,
as a Lender

By: /s/ Josh Strong
Name: Josh Strong
Title: Director

By: /s/ Michael Price
Name: Michael Price
Title: Managing Director

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Scott Donaldson
Name: Scott Donaldson
Title: Senior Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ John C. Lozano
Name: John C. Lozano
Title: Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ZB, N.A. DBA AMEGY BANK,
as a Lender

By: /s/ G. Scott Collins
Name: G. Scott Collins
Title: Senior Vice President

By: /s/ John Moffitt
Name: John Moffitt
Title: Assistant Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NATIONAL ASSOCIATION DBA
BANK OF TEXAS, as a Lender

By: /s/ Mari Salazar
Name: Mari Salazar
Title: SVP, Energy Lending

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BRANCH BANKING
TRUST COMPANY, as a Lender

By: /s/ Kelly Graham
Name: Kelly Graham
Title: Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMERICA BANK,
as a Lender

By: /s/ William Robinson
Name: William Robinson
Title: Senior Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender

By: /s/ Iris Zhang
Name: Iris Zhang
Title: Director

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

IBERIABANK, as a Lender

By: /s/ Stacy Goldstein
Name: Stacy Goldstein
Title: Senior Vice President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS
AND
ELECTED COMMITMENTS

Aggregate Maximum Credit Amounts and
Aggregate Elected Commitment Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, N.A.	11.147540980%	$278,688,524.52	$128,196,721.29
Citibank, N.A.	9.836065574%	$245,901,639.31	$113,114,754.10
JPMorgan Chase Bank, N.A.	9.836065574%	$245,901,639.31	$113,114,754.10
Royal Bank of Canada	8.852459016%	$221,311,475.41	$101,803,278.69
Capital One, National Association	5.573770492%	$139,344,262.31	$64,098,360.66
Compass Bank	5.573770492%	$139,344,262.31	$64,098,360.66
Canadian Imperial Bank Of Commerce, New York Branch	5.573770492%	$139,344,262.31	$64,098,360.66
Deutsche Bank AG New York Branch	5.573770492%	$139,344,262.31	$64,098,360.66
ING Capital LLC	5.573770492%	$139,344,262.31	$64,098,360.66
Citizens Bank, N.A.	5.573770492%	$139,344,262.31	$64,098,360.66
U.S. Bank National Association	5.573770492%	$139,344,262.31	$64,098,360.66
Amegy Bank National Association	3.278688525%	$81,967,213.12	$37,704,918.03
BOKF, National Association DBA Bank of Texas	3.278688525%	$81,967,213.12	$37,704,918.03
Branch Banking and Trust Company	3.278688525%	$81,967,213.12	$37,704,918.03
Comerica Bank	3.278688525%	$81,967,213.12	$37,704,918.03
Credit Suisse AG, Cayman Islands Branch	3.278688525%	$81,967,213.12	$37,704,918.03
Regions Bank	3.278688525%	$81,967,213.12	$37,704,918.03
Iberiabank	1.639344262%	$40,983,606.56	$18,852,459.02
TOTAL	100.00%	$2,500,000,000.00	$1,150,000,000.00

EXHIBIT A

Annex I

EXHIBIT B
FORM OF BORROWING REQUEST
[ ], 201[ ]
Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”), pursuant to Section 2.03 of the Second Amended and Restated Credit Agreement dated as of April 5, 2013 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, Oasis Petroleum Inc., a Delaware corporation (the “Parent”), Oasis Petroleum LLC, a Delaware limited liability company (“OP LLC”), Wells Fargo Bank, N.A., as Administrative Agent and the other agents and lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby request a Borrowing as follows:
(i)    Aggregate amount of the requested Borrowing is $[ ];
(ii)    Date of such Borrowing is [ ], 201[ ];
(iii)    Requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];
(iv)    In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is [ ];
(v)    Amount of Borrowing Base in effect on the date hereof is $[ ];
(vi)    Amount of the Aggregate Elected Commitment Amounts on the date hereof is $[ ];
(vii)    Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of Loans and total LC Exposure) is $[ ]; and
(viii)    Pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[ ];
(ix)    At the time of and immediately after giving effect to the requested Borrowing, the Borrower together with the other Credit Parties shall not have any cash or cash equivalents (other than cash collateral) in excess of $50,000,000 in the aggregate (other than (i) any cash set aside to pay royalty obligations of the Credit Parties then due and owing to unaffiliated third parties and for which the Credit Parties have issued checks or have initiated wires or ACH transfers (or will issue checks or initiate wires or ACH transfers within 24 hours of such time) in order to pay, (ii) any cash set aside to pay in the ordinary course of business amounts (other than royalty obligations) of the Credit Parties then due and owing to unaffiliated third parties and for which the Credit Parties have issued checks or have initiated wires or ACH transfers in order to pay and (iii) any cash of the Credit Parties constituting purchase price deposits held in escrow by an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits); and

Exhibit B

(x)    Location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:
[                ]
[                ]
[                ]
[                ]
[                ]

Exhibit B

The undersigned certifies that he/she is the [ ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies (only in his/her capacity as an officer and not individually), represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.
OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:
Title:

Exhibit B